Exhibit 10.2

Договор оказания услуг г. Екатеринбург «25» августа 2017 г.	Service Agreement Yekaterinburg 25 august, 2017_
Фирма "IsoRay Medical", компания, учрежденная и действующая в соответствии с законодательством США, с местом нахождения по адресу: Улица Хилз 350, офис 106 Ричленд, Вашингтон 99354-5411, Соединенные Штаты Америки («Исполнитель»), в лице Генерального директора компании Томаса Лавой, действующего на основании Устава, с одной стороны, и Общество с ограниченной ответственностью «МедикорФарма-Урал», юридическое лицо, учреждённое и действующее в соответствии с законодательством России, с местом нахождения по адресу: 620010, РФ, Свердловская область, г. Екатеринбург, ул. Дагестанская, д.41, пом.3 («Заказчик»), в лице Генерального директора Бугаева Д.П., действующего на основании Устава, с другой стороны, далее при совместном упоминании именуемые «Стороны», заключили настоящий Договор о следующем.

IsoRay Medical Inc., a company organized and existing under the laws of United States of America, having its registered or principal office and place of business at 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA,, («Contractor»), represented by the Chief Executive Officer Thomas LaVoy, acting on the basis of the Charter on one part and MedikorPharma-Ural LLC a company incorporated in accordance with the laws of Russia, having its registered address at 620042, Russia, Sverdlovskaya Region, Ekaterinburg, Dagestanskaya Street 41, Office 3 hereinafter referred to as the «Customer», represented by General director D.P. Bugayev, acting according to the Charter, on the other part, hereinafter referred jointly to as the «Parties», have concluded this Agreement on the following:

1. Предмет договора

1.1. Исполнитель обязуется оказать по заданию Заказчика следующие услуги:

- проведение количественных и качественных исследований радиоизотопа Цезий 131 и выдача протокола исследований (далее по тексту – «Услуги») и сдать результат Услуг Заказчику.

1. Subject of the Agreement

1.1. The Contractor shall be obliged to provide the following Services:

-to carry out qualitative and quantitative studies of the isotope Cs-131 and issue the protocol of the studies (hereinafter referred to as – «Services») and to transfer the results of Services to the Customer.

1.2. Исполнитель обязуется оказывать Услуги на территории США.	1.2. The Contractor shall be obliged to provide Services within USA.
1.3. Заказчик обязуется принять и оплатить Услуги в соответствии с условиями настоящего договора.	1.3. The Customer shall be obliged to accept Services in accordance with the provisions of the present Agreement.
1.4. Сроки оказания услуг согласовываются и указываются сторонами в инвойсах.	1.4. Terms of provision of Services shall be agreed and specified by the parties in Invoices.
1.5. Услуги считаются оказанными после подписания акта приёма-сдачи Услуг Заказчиком или его уполномоченным представителем при условии отсутствия претензий по результату Услуг со стороны Заказчика.	1.5. The Services shall be considered as provided after signing of the Acceptance Act by the Customer or its authorized representative unless Customer has concerns with respect to the results of Services.

2. Цена и порядок оплаты

2.1. Сумма вознаграждения Исполнителя по настоящему договору за Услуги составляет 140 $ за каждое Кюри Цезия 131, подвергнутое исследованию в соответствии с инвойсом Исполнителя. Исполнитель должен предоставить услуги за каждый кюри бария который переработан в Cs-131 и произведён на Производственном Объекте (ОАО "ГНЦ НИИАР)

2. Price and the terms of payment

2.1. Customer shall pay Contractor a sum of $140.00 U.S. Dollars per one (1) curie of isotope Cs-131 on which Contractor provides the Services as invoiced by the Contractor. Contractor shall provide services of performing analysis of each curie of barium which is converted to Cs-131 and manufactured at Production Facility (RIAR).

2.2. Оплата Заказчиком Исполнителю суммы вознаграждения осуществляется путем перечисления денежных средств на банковский счет Исполнителя в течение 30 (тридцати) календарных дней после подписания сторонами акта приема-сдачи оказанных услуг и получения Заказчиком соответствующего инвойса.

2.2. The payments under this Agreement should be effected by means of money transfer to the account of the Contractor within thirty (30) calendar days after signing of the Acceptance Act by the parties and receiving the appropriate invoice by the Customer.

2.3. Моментом оплаты считается момент списания денежных средств с банковского счета Заказчика.	2.3. The moment of payment shall be defined as when the money are withdrawn from the Customer’s account.
2.4. Оплата должна быть произведена по следующим реквизитам:	2.4. Payment should be effected upon the following requisites:
Коламбиа Ривер Банк Корреспондентский счёт: 123206011 Наименование Клиента: ИзоРей Медикал Инк. Номер счёта: 1402000677	Bank: Columbia River Bank: Bank Routing Number:123206011 Account Name: IsoRay Мedical Inc. Account Number: 1402000677
2.5. Все банковские комиссии и расходы банка Заказчика, а также комиссии и расходы банков-посредников относятся на счет Заказчика, банковские комиссии банка Исполнителя относятся на счет Исполнителя.	2.5. All banking charges and expenses of the Bank of the Customer, commissions and expenses of intermediary banks shall be for the Customer’s account, charges of the Contractor’s Bank shall be for the Contractor’s account.
3. Обязанности сторон 3.1. Исполнитель обязуется:	3. Parties obligations 3.1. The Contractor shall be obliged to:
3.1.1. Оказывать Услуги с надлежащим качеством.	3.1.1. Provide Services with appropriate quality.
3.1.2. Оказывать Услуги в сроки, указанные в п. 1.4. настоящего договора.	3.1.2. Provide Services within terms, specified in clause 1.4. of this Agreement.
3.1.3. Передать результат оказанных Услуг Заказчику.	3.1.3. Transfer the Service’s results to the Customer.
3.2. Заказчик обязуется:	3.2. The Customer shall be obliged to:
3.2.1. Оплатить оказанные Услуги Исполнителя в порядке и сроки, предусмотренные п. 2.2. настоящего договора.	3.2.1. Pay for Services, provided by the Contractor in the order and terms, specified in clause 2.2. of this Agreement.
3.2.2. Подписать акт приема-сдачи оказанных Услуг в соответствии с условиями настоящего договора либо предоставить письменный мотивированный отказ от его подписания.	3.2.2. Sign the Acceptance Act in accordance with the conditions of this Agreement or to give to the Contractor the written motivated refusal to sign this Act.
3.3. Заказчик имеет право:	3.3. The Customer shall be entitled to:
3.3.1. Во всякое время проверять ход и качество оказания Услуг, оказываемых Исполнителем, не вмешиваясь в его деятельность.	3.3.1. check the progress and quality of the Contractor’s provision of the Services at any time, without interfering to its activity.
3.3.2. Отказаться от исполнения договора в любое время до сдачи ему результата Услуг, оплатив Исполнителю часть установленной цены пропорционально части Услуг, оказанных до получения извещения об отказе Заказчика от исполнения договора.	3.3.2. Withdraw from the Agreement at any time before Service results transfer to the Customer, on condition of paying the part specified remuneration in proportion to the part of the Services, provided before receipt of the notice of refusal of the Customer from the Agreement.

4. Конфиденциальность

4.1. Стороны обязуются предпринимать все необходимые меры для защиты коммерческой тайны друг друга. Исполнитель не вправе раскрывать полученную от Заказчика информацию, за исключением случаев, установленных законом.

4. Confidentiality

4.1. The Parties shall be obliged to take all necessary measures to protect trade secrets of each other. The Contractor shall not disclose information received from the Customer, except in cases, established by law.

5. Ответственность сторон 5.1. За неисполнение или ненадлежащее исполнение обязательств по настоящему договору стороны несут ответственность в соответствии с действующим законодательством РФ.	5. Parties responsibility 5.1. The parties are responsible for the non-compliance or improper compliance with the Agreement according to the Russian existing civil legislation.
5.2. Стороны освобождаются от ответственности за неисполнение обязательств по договору, если оно явилось следствием обстоятельств непреодолимой силы, а именно (перечень не является исчерпывающим): стихийных бедствий, военных действий, блокады, запрещения экспорта и импорта. В этих случаях сроки исполнения обязательств по договору отодвигаются соразмерно времени действия этих обстоятельств.

5.2. The parties are released from the responsibility for default of obligations under the present Agreement, if the default was the consequence of the insuperable circumstances, namely (including but not limited to): natural disaster, military operations, blockade, export & import interdiction. In these cases the terms of the Agreement should be delayed according to the period of these circumstances influence.

5.3. Сторона, для которой стало невозможным исполнение обязательств по договору, должна немедленно, однако не позднее 30 дней с момента их наступления и прекращения сообщить другой стороне в письменной форме (в оригинале, по факсу, по электронной почте) о наличии и прекращении действия обстоятельств, воспрепятствовавших выполнению договорных обязательств. Не уведомление или несвоевременное уведомление о наступлении данных обстоятельств лишает стороны права ссылаться на них. Наличие обстоятельств непреодолимой силы должно быть подтверждено удостоверением правомочных на выдачу соответствующих удостоверений органов власти в местах нахождения Заказчика и Исполнителя.

5.3. The Party, that failed to comply with the Agreement, should immediately, but 30 days at the latest from the moment of insuperable circumstances appeared or discontinuanced, inform in writing (original document, fax or e-mail copy) another party about the presence or discontinuance of the circumstances which prevented the compliance with the Agreement. If the Party did not inform or untimely informed the other Party about the circumstances, this Party will not be permitted to rely on these circumstances to fail to perform under this Agreement. The presence of the insurable circumstances should be confirmed by the certificate of the authorized jurisdiction in places of each party residence.

5.4. Если указанные обстоятельства будут действовать более трех месяцев, то каждая из сторон вправе отказаться от договора и в этом случае ни одна из сторон не имеет права требовать от другой стороны возмещения убытков.	5.4. If the specified circumstances will be valid more than two months, then each of the parties may terminate the Agreement. In this case neither Party has the right to demand from the other one to pay any indemnity.
6. Применимое право и арбитраж 6.1. За неисполнение или ненадлежащее исполнение обязательств по настоящему договору стороны несут ответственность в соответствии с действующим законодательством РФ.

6. Covering law and arbitration

6.1. For non-performance or improper performance of obligations under the present Agreement, the parties shall bear responsibility in accordance with the current Russian legislation.

6.2. В случае возникновения у сторон споров по данному договору стороны обязуются принять все меры к их урегулированию путем переговоров.

6.3. Применимым правом по настоящему договору является материальное право РФ.

6.2. If disputes in connection with the herewith Agreement, the parties have to take measures for disputes settlement in negotiations.

6.3. The governing law under the current Agreement shall be Russian substantive law.

6.4. В случае если стороны не могут прийти к взаимному согласию, все споры должны разрешаться в Арбитражном суде Свердловской области (г. Екатеринбург).	6.4. If the Parties cannot make an agreed decision, all disputes shall be settled by the Arbitration Court of Sverdlovsk region (Yekaterinburg).
6.5. Языком судопроизводства является русский.	6.5. The language of the arbitration shall be Russian.

6.6. Решение названного органа является окончательным и обязательным для обеих сторон.	6.6. The award of the above named shall be final and binding upon both parties.
6.7. Каждая из сторон по настоящему договору обязуется не обращаться в суд в соответствии с арбитражной оговоркой контракта до получения ответа или истечении срока для ответа на претензию, заявленную надлежащим образом.

6.7. Each of the parties hereunder shall neither seek a court in accordance with the arbitration clause of the Agreement until the expiration of the response or to respond to the complaint, duly declared.

6.8. По всем вопросам, не урегулированным настоящим договором, стороны руководствуются действующим российским законодательством.	6.8. All matters not regulated by the present Agreement shall be governed by the current Russian legislation.

7. Срок действия контракта

7.1. Настоящий договор вступает в силу с момента его подписания сторонами и действует до 30.04.2019 г и затем будет продлено начиная с 01.01.2020 до окончания в соответствии с его условиями

7. Expiration date of the Agreement

7.1. The present Agreement shall come into force from the moment of its signing by the parties and shall be valid until April 30, 2019 and then renewed as of January 1, 2020, until terminated pursuant to its terms.

Истечение срока действия настоящего договора не освобождает сторон от принятых на себя обязательств.	The expiry of the Agreement validity shall in no case release the parties from the obligations undertaken.
7.2. Договор может быть расторгнут в случаях, предусмотренных действующим российским законодательством.	7.2. This Agreement can be terminated in cases, specified by Russian existing civil legislation.
8. Заключительные положения 8.1. Настоящий договор составлен в двух экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой из сторон.	8. General provisions 8.1. The present Agreement is signed in two copies, that have equal legal effect, one copy for each Party.
8.2. Все Приложения, дополнения и изменения к настоящему договору являются его неотъемлемой частью, допускается их подписание с использованием факсимильной, электронной связи с обязательной отправкой оригиналов по почте. Отправленная по факсу, с помощью электронной или иной связи корреспонденция имеет юридическую силу до момента предоставления стороной оригинала.	8.2. All Appendices, supplements and changes to the current Agreement are integral parts of it. The fax, electronic copies of the above mentioned documents can be accepted for signing with further obligatory exchange of the originals by post. The correspondence, sent by fax, electronic or other communication, shall be valid till the document’s originals providing by the appropriate party.
8.3. Любые изменения и/или добавления к данному договору будут действительными только в письменном виде, при подписании обеими сторонами. Ни одна из сторон не имеет права передать свои права и/или обязанности по данному договору третьей стороне без письменного согласия другой стороны.	8.3. All alterations or additions to the present Agreement shall only be valid if are made in written form and signed by the authorized representatives of the Parties. None of the parties have right to transfer the execution of the Agreement to third parties without another party written consent.
8.4. С момента подписания данного договора все предварительные соглашения, переговоры и/или переписка между сторонами в связи с данным договором теряют силу.	8.4 From the moment of the present Agreement signing, all tentative agreements, negotiations and/or correspondences between parties in connection with the present Agreement lapse.
8.5. В случае возникновения разногласий в толковании положений договора преимущественную силу имеет текст договора на русском языке.	8.5. In case of a dispute in terms of understanding of the Agreement statements, the Russian wording shall prevail.
8.6. Стороны обязуются предоставить документы, подтверждающие статус юридического лица, полномочия представителей сторон. В случае изменения почтовых, банковских реквизитов, а также изменений, вызванных реорганизацией юридического лица, стороны обязуются сообщать об этом письменно в течение 3 дней с момента изменения с их документальным подтверждением. Почтовые и банковские реквизиты, считаются измененными в одностороннем порядке со дня получения уведомления об изменениях стороной по договору, после получения указанного уведомления надлежащим исполнением обязанности стороны, является исполнение по измененным почтовым и банковским реквизитам.

8.6. The parties shall be obliged to represent documents, proving legal entity status, authorities of the representatives of the parties. In case of changes of post, bank details, as well as changes caused by the reorganization of the legal entity, the parties shall be obliged to inform in writing within 3 days of the appropriate change with its documentary confirmation. Post and bank details shall be considered as unilaterally changed from the date of receipt of the notification of the appropriate change by the party, after receipt of the notification, the proper execution of the party’s obligations, shall be execution of the obligations on the changed post and bank details.

8.7. В случае любого противоречия положений данного договора положениям любых двусторонних документов, подписываемых и/или заключаемых сторонами во исполнение настоящего договора или в связи с ним, положения данного договора имеют приоритетное значение.	8.7. In the event of any conflict between the provisions of this Agreement and the provisions of any other bilateral documents which are or will be signed (entered into) by the parties and between them in order to execute or in connection with the present Agreement, the provisions of this Agreement shall prevail

9. Реквизиты сторон

Исполнитель:

Наименование:

ИзоРэй Mедикал Инк.

Адрес: улица Хилз 350, Офис 106, Ричленд, Вашингтон 99354-5411 США

Платежные реквизиты:

Коламбиа Ривер Банк

Корреспондентский счёт: 123206011

Наименование Клиента: ИзоРэй Медикал Инк.

Номер счёта: 1402000677

9. Parties details

Contractor:

Name:

IsoRay Medical Inc.

Address: 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA

Banking details:

Bank: Columbia River Bank:

Bank Routing Number:123206011

Account Name: IsoRay International LLC

Account Number: 1402000677

Заказчик: Наименование: ООО «МедикорФарма-Урал» ИНН/КПП 6674380335/667901001 ОГРН 1116674012214 Адрес: 620010, Свердловская область, г. Екатеринбург, ул. Дагестанская 41, офис 3	Customer: Name: MedikorPharma-Ural LLC INN/KPP 6674380335/667901001 OGRN 1116674012214 Address: 620042, Sverdlovskaya region, Ekaterinburg, Dagestanskaya Street 41, office 3
Платежные реквизиты: Уральский филиал ПАО «Промсвязьбанк» г.Екатеринбург к/с 30101810500000000975 БИК 046577975 р/с 40702840905000000738 (USD)	Banking details: The Ural branch of PJSC PromSvyazBank_in Ekaterinburg к/с 30101810500000000975 БИК 046577975 р/с 40702840905000000738 (USD)
ПОДПИСИ /s/ D.P. Bugayev Генеральный директор ООО «МедикорФарма-Урал» Бугаев Д.П. Director General LLC "MedikorPharma-Ural" Bugayev D.P.	SIGNATORIES /s/ Thomas LaVoy Томас Лавой Chief Executive Officer (CEO) Thomas LaVoy

Приложение №1 к договору оказания услуг от «25» августа 2017 г.	Annex No.1 to the Service Agreement dd. august, 25, 2017

Акт Приема-сдачи оказанных услуг г. Екатеринбург «__»_______201_ г.	Acceptance Act Yekaterinburg _________ __, 201_
Фирма "IsoRay Medical", компания, учрежденная и действующая в соответствии с законодательством США, с местом нахождения по адресу: Улица Хилз 350, офис 106 Ричленд, Вашингтон 99354-5411, Соединенные Штаты Америки («Исполнитель»), в лице Генерального директора компании Томаса Лавой, действующего на основании Устава, с одной стороны, и Общество с ограниченной ответственностью «МедикорФарма-Урал», юридическое лицо, учреждённое и действующее в соответствии с законодательством России, с местом нахождения по адресу: 620010, РФ, Свердловская область, г. Екатеринбург, ул. Дагестанская, д.41, пом.3 («Заказчик»), в лице Генерального директора Бугаева Д.П., действующего на основании Устава, с другой стороны, далее при совместном упоминании именуемые «Стороны»

IsoRay Medical Inc., a company organized and existing under the laws of United States of America, having its registered or principal office and place of business at 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA,, («Contractor»), represented by the Chief Executive Officer Thomas LaVoy, acting on the basis of the Charter on one part and MedikorPharma-Ural LLC a company incorporated in accordance with the laws of Russia, having its registered address at 620042, Russia, Sverdlovskaya Region, Ekaterinburg, Dagestanskaya Street 41, Office 3 hereinafter referred to as the «Customer», represented by General director D.P. Bugayev, acting according to the Charter, on the other part, hereinafter referred jointly to as the «Parties»,

составили настоящий Акт о том, что Исполнитель оказал Заказчику следующие услуги:	Have signed the present Act, according to which the Contractor had provided the following Services:
- проведение количественных и качественных исследований радиоизотопа Цезий 131 и выдача протокола исследований	-to carry out qualitative and quantitative studies of the isotope Cs-131 and issue the protocol of the studies
по договору оказания услуг от «__»______ 201_ года (далее – договор).	under the Service Agreement dd. _______ __, 201_ (hereinafter as “Agreement”).

1. Исполнитель оказал услуги по договору своевременно и в полном объеме.	1. The Contractor has provided Services on time and in full under the Agreement
2. Заказчик по объему и качеству оказанных Исполнителем услуг претензий не имеет.	2. The Customer does not have claims regarding volume and quality of the provided Services.

3. На основании условий договора, Заказчик обязуется, в течение 30 (тридцати) календарных дней с момента подписания настоящего Акта сторонами и получения инвойса Заказчиком, оплатить Исполнителю сумму вознаграждения в размере ______________________________________.

3. According to the Agreement and within thirty (30) calendar days from the moment of signing of this Act by the parties and receiving the Invoice, the Customer shall pay remuneration to the Contractor in the amount of

________________________________________.

Приложения: _______________ _______________ _______________	Annexes: ____________ ____________ ____________

Реквизиты сторон Исполнитель: Наименование: ИзоРэй Медикал Инк. Адрес: улица Хилз 350, Офис 106, Ричленд, Вашингтон 99354-5411 США	Parties details Contractor: Name: IsoRay Medical Inc. Address: 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA
Платежные реквизиты: Коламбиа Ривер Банк Корреспондентский счёт: 123206011 Наименование Клиента: ООО ИзоРэй Интернешенел Номер счёта: 1402000677	Banking details: Bank: Columbia River Bank: Bank Routing Number:123206011 Account Name: IsoRay International LLC Account Number: 1402000677
Заказчик: Наименование: ООО «МедикорФарма-Урал» ИНН/КПП 6674380335/667901001 ОГРН 1116674012214 Адрес: 620010, Свердловская область, г. Екатеринбург, ул. Дагестанская 41, офис 3	Customer: Name: MedikorPharma-Ural LLC INN/KPP 6674380335/667901001 OGRN 1116674012214 Address: 620042, Sverdlovskaya region, Ekaterinburg, Dagestanskaya Street 41, office 3
Платежные реквизиты: Уральский филиал ПАО «Промсвязьбанк» г.Екатеринбург к/с 30101810500000000975 БИК 046577975 р/с 40702840905000000738 (USD)	Banking details: The Ural branch of PJSC PromSvyazBank_in Ekaterinburg к/с 30101810500000000975 БИК 046577975 р/с 40702840905000000738 (USD)

ПОДПИСИ Генеральный директор ООО «МедикорФарма-Урал» Бугаев Д.П. Director General LLC "MedikorPharma-Ural" Bugayev D.P.	SIGNATORIES Томас Лавой Chief Executive Officer (CEO) Thomas LaVoy